Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 17 – Subsequent Events

Related Party Transaction

Subsequent to the balance sheet date, on February 11, 2013, the Company’s Chairman and CEO sold 1.2 million shares of his common stock, at $0.35 per share, to a shareholder involved in the November 2012 private equity placement.

Sale of Construction Equipment

Also subsequent to the balance sheet date, on March 14, 2013, the Company sold several trucks and equipment used in its construction division, which were classified as fixed assets held for sale as of December 31, 2012 (see Note 6), for cash proceeds of $534,000. The book value at time of sale of these assets was approximately $233,000. As such, the Company recorded a gain of approximately $301,000 on the sale of these fixed assets held for sale.